UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Pioneer Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 7, 2021

Dear Fellow Stockholder:

You are cordially invited to attend our 2020 Annual Meeting of Stockholders on Tuesday, May 18, 2021 at 9:00 a.m., local time. In an effort to make our meeting more accessible to our stockholders, we will be holding our annual meeting in a virtual meeting format only, via live audio webcast. You may attend, vote and submit questions during the annual meeting via the Internet at https://www.cstproxy.com/pioneerbanking/2020. We have designed the format of the annual meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to permit your access and participation. Due to the public health concerns regarding the Coronavirus Disease 2019 (“COVID-19”), we believe that a virtual meeting will provide meaningful stockholder access and participation and also protect the health and safety of our stockholders, directors, officers and employees.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the annual meeting we will also report on the operations of Pioneer Bancorp, Inc. Also enclosed for your review is our Annual Report for the year ended June 30, 2020, which contains information concerning our activities and operating performance. Our directors and officers will be present to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting consists of the election of directors, the ratification of the appointment of Bonadio & Co., LLP as independent registered public accounting firm for the year ending June 30, 2021 and the approval of the Pioneer Bancorp, Inc. 2020 Equity Incentive Plan. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of Pioneer Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card or vote via the Internet as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting at the virtual meeting, but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote is important, regardless of the number of shares that you own. Our Proxy Statement and the 2020 Annual Report are available at: https://www.cstproxy.com/pioneerbanking/2020.

Sincerely,

Thomas L. Amell
President and Chief Executive Officer

Pioneer Bancorp, Inc.

652 Albany Shaker Road

Albany, New York 12211

(518) 730-3025

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 18, 2021

Notice is hereby given that the 2020 Annual Meeting of Stockholders of Pioneer Bancorp, Inc. will be held on May 18, 2021 at 9:00 a.m., local time. There is no physical location for the annual meeting. We are holding this meeting virtually live via the Internet. You will be able to attend online by visiting https://www.cstproxy.com/pioneerbanking/2020 at the meeting date and the time described above and in the accompanying proxy statement. You will need your 12-digit control number included on your proxy card to enter the meeting. To merely listen to the meeting, if you are within the U.S. and Canada, please dial toll-free +1-877-770-3647 or if outside the U.S. and Canada, please dial +1-312-780-0854 (standard rates apply), and enter the passcode 21838895#. If you hold your shares through a bank, broker or other nominee, you will need to take additional steps to participate in the meeting, as described in the proxy statement.

A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1.	the election of three directors;

2.	the ratification of the appointment of Bonadio & Co., LLP as independent registered public accounting firm for the year ending June 30, 2021;

3.	the approval of the Pioneer Bancorp, Inc. 2020 Equity Incentive Plan; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 22, 2021 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET AS DIRECTED ON YOUR PROXY CARD. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF PIONEER BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED TO TAKE ADDITIONAL STEPS TO PARTICIPATE IN THE ANNUAL MEETING AS DESCRIBED IN THE PROXY STATEMENT. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors

Frank C. Sarratori
Corporate Secretary

Albany, New York

April 7, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND PIONEER BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2020 ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://WWW.CSTPROXY.COM/PIONEERBANKING/2020.

PROXY STATEMENT

Pioneer Bancorp, Inc.

652 Albany Shaker Road

Albany, New York 12211

(518) 730-3025

ANNUAL MEETING OF STOCKHOLDERS

May 18, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pioneer Bancorp, Inc. (“Pioneer Bancorp”) to be used at the Annual Meeting of Stockholders, which will be held at www.cstproxy.com/pioneerbanking/2020 on May 18, 2021, at 9:00 a.m., local time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 7, 2021.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Pioneer Bancorp will be voted in accordance with the directions given thereon. Please vote by Internet or sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein, “FOR” the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending June 30, 2021 and “FOR” the approval of the Pioneer Bancorp, Inc. 2020 Equity Incentive Plan.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Pioneer Bancorp at the address shown above, by filing a duly executed proxy bearing a later date or by voting at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder votes at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about giving your proxy or require assistance, please call Frank C. Sarratori, Corporate Secretary, at (518) 730-3025.

If you are a stockholder whose shares are not registered in your name, you will need to register in advance following the instructions described below.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We have retained Laurel Hill Advisory Group, LLC to assist us in soliciting proxies, and have agreed to pay Laurel Hill Advisory Group, LLC a fee of $6,000 plus reasonable expenses for these services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Pioneer Bancorp’s shares of common stock, par value $0.01 per share, as of the close of business on March 22, 2021 are entitled to one vote for each share then held. As of March 22, 2021, there were 25,977,679 shares of common stock issued and outstanding. Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares (other than Pioneer Bancorp, MHC) are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Attending the Meeting

The annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a stockholder of Pioneer Bancorp as of the close of business on March 22, 2021, or if you hold a valid proxy for the annual meeting. No physical meeting will be held.

You will be able to attend the annual meeting, vote your shares or submit your questions online during the meeting by visiting www.cstproxy.com/pioneerbanking/2020. The online meeting will begin promptly at 9:00 a.m., local time.We encourage you to access the meeting before the start time leaving ample time to check in.  To participate in the annual meeting, you will need the 12-digit control number included on your proxy card. If you do not have or misplace your control number, contact Continental Stock Transfer and Trust Company (“Continental”) at (917) 262-2373 or proxy@continentalstock.com. If you are unable to access the virtual meeting and need assistance finding a place to access the annual meeting on the Internet, please contact Frank C. Sarratori, Corporate Secretary, at (518) 730-3025 prior to May13, 2021.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.  To register to attend the annual meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Pioneer Bancorp stock holdings along with your name and e-mail address to Continental.  Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on May 14, 2021.

You will receive a confirmation of your registration by e-mail after we receive your registration materials. Beneficial owners who submit a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting.

Requests for registration should be directed to us at the following:

By e-mail:  Forward the e-mail from your broker, or attach an image of your legal proxy, to:  proxy@continentalstock.com

By mail:

Continental Stock Transfer
Pioneer Bancorp Legal Proxy
1 State Street 30th Floor

New York, NY 10004-1561

To merely listen to the meeting, if you are within the U.S. and Canada, please dial toll-free +1-877-770-3647 or if outside the U.S. and Canada, please dial +1-312-780-0854 (standard rates apply), and enter the passcode 21838895#.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 22, 2021, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 652 Albany Shaker Road, Albany, New York 12211. No director or executive officer has pledged Pioneer Bancorp common stock as collateral for a loan.

	Shares of Common Stock Beneficially Owned as of the Record Date (1)		Percent of Shares of Common Stock Outstanding (2)
Persons Owning Greater than 5%
Pioneer Bancorp, MHC 652 Albany Shaker Road Albany, New York 12211	14,287,723		55.0%

Directors
Thomas L. Amell	32,134	(3)	*
Eileen C. Bagnoli	5,000		*
Donald E. Fane	30,000	(4)	*
Stacey Hengsterman	—		*
Shaun Mahoney	—		*
Dr. James K. Reed	5,000		*
Edward Reinfurt	15,000		*
Madeline Taylor	15,000	(5)	*

Executive Officers who are not Directors
Kelli Arnold	—		*
Susan M. Hollister	16,924	(6)	*
Patrick J. Hughes	19,628	(7)	*
Robert J. Nichols	—		*
Frank C. Sarratori	32,134	(8)	*
Jesse Tomczak	7,082	(9)	*

All directors and executive officers as a group (14 persons)	177,902		*	%

*	Less than 1%.

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Pioneer Bancorp common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from March 22, 2021. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Pioneer Bancorp common stock.

(2)	Based on a total of 25,977,679 shares of common stock outstanding as of March 22, 2021.

(3)	Includes 15,009 shares held in the Pioneer Bank 401(k) Plan, 2,125 shares held in the Pioneer Bank employee stock ownership plan, 14,400 shares held by his spouse and 600 shares held by a son who shares the same household.

(4)	Includes 15,000 shares held by spouse.

(5)	Includes 5,900 shares held in an individual retirement account.

(6)	Includes 15,009 shares held in the Pioneer Bank 401(k) Plan and 1,915 shares held in the Pioneer Bank employee stock ownership plan.

(7)	Includes 4,916 shares held in the Pioneer Bank 401(k) Plan, 1,250 shares held as custodian for son, 1,250 shares held as custodian for daughter and 2,125 shares held in the Pioneer Bank employee stock ownership plan.

(8)	Includes 15,009 shares held in the Pioneer Bank 401(k) Plan, 2,125 shares held in the Pioneer Bank employee stock ownership plan and 15,000 shares held by his spouse.

(9)	Includes 4,957 shares held in the Pioneer Bank 401(k) Plan and 2,125 shares held in the Pioneer Bank employee stock ownership plan.

Quorum

The presence at the annual meeting or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies. However, if Pioneer Bancorp, MHC, our majority stockholder, votes at the annual meeting, a quorum would be assured.

Votes Required

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees proposed by the Board; (ii) to vote WITHHOLD for ALL nominees; or (iii) to vote WITHHOLD for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending June 30, 2021, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes represented at the annual meeting and entitled to vote on the matter, without regard to proxies marked ABSTAIN or broker non-votes.

As to the approval of the Pioneer Bancorp, Inc. 2020 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR approval of the plan; (ii) vote AGAINST approval of the plan; or (iii) ABSTAIN from voting on approval of the plan. The approval of this matter requires the affirmative vote of (x) a majority of the outstanding shares entitled to vote on the matter and (y) a majority of the outstanding shares cast by stockholders other than Pioneer Bancorp, MHC. For purposes of the vote required in clause (x) and clause (y), above, abstentions and broker non-votes will have the same effect as votes against the proposal.

Management anticipates that Pioneer Bancorp, MHC, our majority stockholder, will vote all of its shares of common stock in favor of all the matters set forth above. If Pioneer Bancorp, MHC votes all of its shares in favor of each proposal, the election of directors and the ratification of the appointment of our independent registered public accounting firm for the year ending June 30, 2021 would be assured.

Effect of Not Casting Your Vote

If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors. Current regulations restrict the ability of your bank, broker or other holder of record to vote your shares in the election of directors and certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote in the election of directors or on the 2020 Equity Incentive Plan, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does continue to have discretion to vote any shares for which you do not provide instructions on how to vote on the ratification of the appointment of the independent registered public accounting firm. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

Participants in the Pioneer Bank Employee Stock Ownership Plan or the Pioneer Bank 401(k) Plan

If you participate in the Pioneer Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants.

In addition, participants in the Pioneer Bank 401(k) Plan (“401(k) Plan”) who have assets invested in Pioneer Bancorp common stock will receive a Vote Authorization Form that allows them to direct the 401(k) Plan trustee to vote their shares held by the 401(k) Plan. If a participant does not direct the 401(k) Plan trustee as to how to vote his or her shares in the 401(k) Plan, the trustee will vote such interest in the same proportion as it has received voting instructions from other 401(k) Plan participants. The deadline for returning your ESOP Vote Authorization Form and/or 401(k) Vote Authorization Form is Tuesday, May 11, 2021 at 5:00 p.m. local time.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of eight members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Stacey Hengsterman, Dr. James K. Reed and Edward Reinfurt have been nominated for election at the annual meeting to serve for a three-year period and until their respective successors shall have been elected and qualified. Each nominee is currently a director of Pioneer Bancorp.

The following sets forth certain information regarding the nominees and the other current members of our Board of Directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of June 30, 2020, and term as a director includes service with Pioneer Bank.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of Pioneer Bancorp is also a director of Pioneer Bank.

Directors

The nominees for director of Pioneer Bancorp for terms ending in the year ending June 30, 2023:

Stacy Hengsterman (age 48) is the President and Chief Executive Officer of Special Olympics New York, the largest Special Olympics Chapter in the United States. Special Olympics New York serves more than 67,000 athletes including both children and adults with intellectual disabilities. Prior to becoming President and Chief Executive Officer of Special Olympics New York in July 2018, Ms. Hengsterman spent two decades shaping state higher education policy as a top advisor to the chancellor, Board of Trustees, and 64 campus presidents at the State University of New York (SUNY). Ms. Hengsterman joined the boards of Pioneer Bancorp, Pioneer Bancorp, MHC and Pioneer Bank in January 2021. Ms. Hengsterman’s experience leading a large organization and her commitment to the local community lead to her election to the board.

Dr. James K. Reed (age 71) is President and Chief Executive Officer of St. Peter’s Health Partners. Dr. Reed became President and Chief Executive Officer upon the merger of Northeast Health, Seton Health and St. Peter’s Health Care Services. As President and Chief Executive Officer, Dr. Reed oversees the management and growth of the region’s largest and most comprehensive not-for-profit network of high-quality, advanced medical care, primary care, rehabilitation and senior services. Dr. Reed has also held a number of high level finance positions, including Director of Corporate Finance at International Paper Company, and Director of Acquisitions and Divestitures at Union Pacific Corporation. He then went on to become the Chief Medical Officer of Northeast Health, before becoming President and Chief Executive Officer of St. Peter’s Health Partners. Dr. Reed is also a board officer of the Medical Liability Mutual Insurance Company (MLMIC), and a board member of HealthNow New York Inc. Dr. Reed has a proven record of success in managing large and complex organizations and has a special understanding of the health care and technology sectors. Dr. Reed joined Pioneer Bank’s board in 2017 and has been a member of the boards of Pioneer Bancorp and Pioneer Bancorp, MHC since their incorporation.

Edward Reinfurt (age 67) was the Director of the Empire State Development Division of Science, Technology and Innovation (NYSTAR), retiring from this position in February 2014. Prior to his appointment at NYSTAR, Mr. Reinfurt was Vice President of The Business Council of New York State for 27 years. He also served in the capacity of Director of Government Affairs for both the Carrier Corporation and Associated Industries of New York State. During his career, Mr. Reinfurt has spent considerable time on a wide variety of public policy issues. He was a member of the New York State Department of Health's Committee on Public Health Priorities, the New York Governor's Task Force to Restructure Employment, Health and Social Services, and the Accountability Team of the Labor and Education Department's joint committee reviewing the New York State's Workforce Development System. Mr. Reinfurt also served as past chair and board member of Northeast Health, Inc. and formerly served as Vice Chairman of "Kids Count" in Watervliet. Mr. Reinfurt’s strong government affairs experience and leadership skills are an invaluable asset to the board. Mr. Reinfurt joined Pioneer Bank’s board in 2006 and has been a member of the boards of Pioneer Bancorp and Pioneer Bancorp, MHC since their incorporation.

The following directors of Pioneer Bancorp have terms ending in the year ending June 30, 2021:

Thomas L. Amell (age 53) has served as President and Chief Executive Officer of Pioneer Bank since June 2013.  Mr. Amell’s banking career spans 30 years working in different areas of banking, including retail and commercial sales management and executive leadership.  Before joining Pioneer Bank, Mr. Amell served as President – Commercial Services of State Employees Federal Credit Union.  Prior to that, Mr. Amell was Regional President at First Niagara Bank.  Mr. Amell is actively involved in various organizations, currently as the Immediate Past Chair and Board Member of the Independent Bankers Association of New York State, a member of the Board of Directors for the New York Bankers Association, a member of the 50 Group, a past Chairman of the CEG and a member of the Executive Committee of the Siena College Board of Trustees.  He has also received many awards during his career, including Albany Business Review’s “Executive of the Year” and “40 Under 40,” the AMA of New York Capital Region Chapter’s “Marketer of Excellence,” Hudson Valley Community College’s “Otto V. Guenther Career Achievement Award,” the Big Brothers’/Big Sisters’ “Spirits of September Honoree” and 2015 Champion for Children Award from Northern Rivers.  Mr. Amell’s extensive knowledge of the banking industry and strong leadership skills provides the board with invaluable insight and guidance into the business and regulatory requirements of today’s banking environment. Mr. Amell joined Pioneer Bank’s board in 2012 and has been a member of the boards of Pioneer Bancorp and Pioneer Bancorp, MHC since their incorporation.

Donald E. Fane (age 60) is the President of Callanan Industries, Inc., a leading supplier of asphalt concrete, aggregates, ready mix concrete and construction services in New York State. Prior to being named President in 2014, Mr. Fane held the position of Executive Vice President at Callanan. He also serves as President of Clemente Latham Concrete. Mr. Fane is involved in and serves on various local boards, including Friendly Sons of Saint Patrick’s and the Lansingburgh Boys & Girls Club. He formerly served on the board of Hudson Valley Community College, Seton Health Foundation, the Historic Troy 20/20 Group and the Troy Savings Bank Music Hall. He is the former Commissioner of the Spiegleltown Fire Company. In 1999, Mr. Fane was bestowed with the "Uncle Sam Citizen of the Year" Award, in 2003 the Troy Police Benevolent Association's "Gold Shield Award" and in 2006 the Rensselaer County Boy Scout's “Good Scout Award.” Mr. Fane’s career as a business executive provides the board with knowledge of the challenges facing business in our market area. Further, Mr. Fane, both through his business and as an active member of the community, is knowledgeable of our local customer environment. Mr. Fane joined Pioneer Bank’s board in 2006 and has been a member of the boards of Pioneer Bancorp and Pioneer Bancorp, MHC since their incorporation.

Shaun Mahoney (age 56) is the Founder and Chief Executive Officer of the Mahoney Performance Institute, which he began in 2009. As founder of the Mahoney Performance Institute, Mr. Mahoney has developed a continuum of leadership, strategy, and culture development programs. He has also served in a number of management and executive roles at private and public companies such as The Chase Manhattan Bank, Equifax, and Housecall Medical Resources. Mr. Mahoney is Chairman and board member of NextRidge Inc., a board member for Black Watch Premier Soccer Club and a member of the Albany 50 Group. He is a former board member of the Center of Economic Growth and the former Chairman of the Dean’s Advisory Council for the Siena College School of Business. He is also a Chartered Financial Analyst (CFA). Mr. Mahoney’s skills in driving company performance and knowledge of the local community will assist Pioneer Bancorp as we continue our growth as a public company. Mr. Mahoney joined Pioneer Bank’s board in 2019 and has been a member of the boards of Pioneer Bancorp and Pioneer Bancorp, MHC since their incorporation.

The following directors of Pioneer Bancorp have terms ending in the year ending June 30, 2022:

Eileen C. Bagnoli (age 71) served in various capacities with Pioneer Bank since 1972 until her retirement with Pioneer Bank in June 2013 after a 41-year career. During her tenure, Ms. Bagnoli held positions at Pioneer Bank in retail branch management, marketing, human resources and operations, and served as Chief Executive Officer from June 2010 until June 2013 and as Executive Vice President and Chief Operating Officer from 2003 until June 2010. Ms. Bagnoli was actively involved in the New York Bankers Association, as well as the Independent Bankers Association of New York State. She served as a director and past board chair of the Commission on Economic Opportunity and the New York State Higher Education Services Corporation Board and additionally served for over 22 years on the board of the Helping Hands School. In 2008, she was honored for her distinguished career with the "Women of Excellence" award by the Albany-Colonie Regional Chamber of Commerce and in 2010 was the recipient of the Capital District Business Review's Women in Business Outstanding Executive award. Ms. Bagnoli served on the board of WMHT Educational Telecommunications until 2016. Ms. Bagnoli’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which we serve affords the board valuable insight regarding our business and operations. Ms. Bagnoli joined Pioneer Bank’s board in 2010 and has been a member of the boards of Pioneer Bancorp and Pioneer Bancorp, MHC since their incorporation.

Madeline Taylor (age 74) is a consultant to the Association Management Division of Capital Hill Management Services where she is involved in Business Development and Client Relations. Prior to this, Ms. Taylor spent 17 years with the Albany-Colonie Regional Chamber of Commerce where she served in various executive level positions, the last seven years of which were as President and Chief Executive Officer of the Chamber. During her tenure as Chamber President, Ms. Taylor was credited with spearheading the "Tech Valley" initiative of the Capital Region and became a founding member of the Tech Valley Chamber Coalition. Ms. Taylor has served on the boards of the New York State Economic Development Council, the Empire State Certified Development Corporation, the Albany Academy for Girls, Albany Memorial and Samaritan Hospitals and as a member of the President's Council of Russell Sage College. Ms. Taylor was also appointed by former New York Governor George Pataki to serve on the Board of the Harriman Campus Development Corp. Ms. Taylor has been the recipient of several awards, including being named one of the "100 Women of Excellence" by the Women's Business Council of the Albany-Colonie Chamber, the Marketer of the Year by the American Marketing Association, Distinguished Leadership Award by the National Association for Community Leadership and was featured as a "Woman in the News" by the Women's Press Club of New York State. Ms. Taylor’s business and public policy experience, community service and strong knowledge of the business climate of the New York Capital Region brings extensive insight into the customers who live in our market area and economic developments affecting our market area. Ms. Taylor joined Pioneer Bank’s board in 2003 and has been a member of the boards of Pioneer Bancorp and Pioneer Bancorp, MHC since their incorporation.

Executive Officers Who Are Not Directors

The following sets forth information regarding our executive officers who are not directors of Pioneer Bancorp. Age information is as of June 30, 2020. The executive officers of Pioneer Bancorp and Pioneer Bank are elected annually.

Kelli Arnold, age 50, has served as our Executive Vice President and Chief Sales Enablement & Financial Services Officer since January 2021. Previously, she served as our Senior Vice President, Commercial and Community Development since November 2020. Ms. Arnold previously served as National Director of Corporate Responsibility at Key Bank, N.A. and has held senior positions in commercial banking at First Niagara Bank N.A. and HSBC.

Susan M. Hollister, age 54, has served as our Executive Vice President and Chief Human Resources Officer since August 2016. Prior to joining Pioneer Bank, Ms. Hollister served as Senior Human Resources Manager for First Niagara Bank in the Eastern New York region from 1993 until August 2016.

Patrick J. Hughes, age 47, has served as our Executive Vice President and Chief Financial Officer since November 2016. Prior to joining Pioneer Bank, Mr. Hughes spent 20 years with UHY Advisors/UHY LLP, a professional services firm. From 2006 until November 2016, Mr. Hughes served at the firm as a Managing Director and Partner.

Robert J. Nichols, age 56, has served as our Executive Vice President and Chief Credit Officer since September 2020. Previously he served as our Senior Vice President, Commercial Development since November 2019. Prior to joining Pioneer Bank, Mr. Nichols served as Director of Commercial Banking for Key Bank since 2016, and Division Executive of Business Banking for First Niagara Bank in the Eastern New York region from 2012 until 2016.

Frank C. Sarratori, age 55, has served as our Executive Vice President and Chief Administrative Officer, General Counsel and Corporate Secretary since 2013. Prior to 2013, Mr. Sarratori served as Chief Compliance Officer, Corporate Secretary and General Counsel since his date of hire in 2004. Mr. Sarratori was appointed as a director of Pioneer Bank in April 2019.

Jesse Tomczak, age 47, was appointed Executive Vice President and Chief Banking Officer in 2019. Previously, he served as our Executive Vice President and Chief Customer Experience Officer since October 2013. Mr. Tomczak previously served as Director of Business Development at State Employees Federal Credit Union.

Board Independence

The board of directors of Pioneer Bancorp has determined that each of our directors, except Mr. Amell, is “independent” as defined in, and for purposes of satisfying the listing standards of, the Nasdaq Stock Market. Mr. Amell is not considered independent because he is an executive officer of Pioneer Bancorp and Pioneer Bank.

In determining the independence of our directors, the Board of Directors considered relationships between Pioneer Bank and our directors that are not required to be reported under “— Transactions With Certain Related Persons,” below. TAGSolutions, an IT vendor for Pioneer Bank, is a wholly owned subsidiary of NextRidge Inc., a business partly owned by Director Mahoney. TAGSolutions received from Pioneer Bank payments totaling $274,000 during the year ended June 30, 2020. In addition, Mahoney Performance Institute, of which Director Mahoney is the owner and Chief Executive Officer, provided leadership training to the employees of Pioneer Bank and received $3,500 in fees during the year ended June 30, 2020.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Madeline Taylor, who is an independent director. This ensures a greater role for the independent directors in the oversight of Pioneer Bancorp and Pioneer Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•	a majority independent Board of Directors;

•	periodic meetings of the independent directors; and

•	an annual performance evaluation of the President and Chief Executive Officer by the Compensation Committee.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect Pioneer Bancorp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within Pioneer Bancorp.  Risks relating to the direct operations of Pioneer Bank are further overseen by the Board of Directors of Pioneer Bank, most of whom are the same individuals who serve on the Board of Directors of Pioneer Bancorp.  The Board of Directors of Pioneer Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Pioneer Bancorp and Pioneer Bank such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.  These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Code of Ethics for Senior Officers

Pioneer Bancorp has adopted a Code of Ethics for Senior Officers that applies to Pioneer Bancorp’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at http://investors.pioneerbanking.com/govdocs. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

Anti-Hedging Policy

Pioneer Bancorp’s anti-hedging and anti-pledging provisions are covered in its Insider Trading Policy. Under the policy, directors and executive officers are prohibited from engaging in short sales of Pioneer Bancorp stock, and unless specifically approved by the Board of Directors, from engaging in transactions in publicly-traded options, such as puts, calls and other derivative securities based on Pioneer Bancorp stock including any hedging, monetization or similar transactions designed to decrease the risks associated with holding Pioneer Bancorp stock. The Board of Directors has not approved and does not intend to approve such a program. In addition, directors and executive officers are generally prohibited from pledging Pioneer Bancorp stock as collateral for any loan or holding Pioneer Bancorp stock in a margin account. The Board of Directors may approve an exception to this policy for a pledge of Pioneer Bancorp stock as collateral for a loan from a third party (not including margin debt) where the borrower clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. The Board of Directors has not approved any such exception to its policy.

Attendance at Annual Meetings of Stockholders

Pioneer Bancorp does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. Seven directors attended Pioneer Bancorp’s 2019 Annual Meeting of Stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Pioneer Bancorp, Inc., 652 Albany Shaker Road, Albany, New York 12211, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about Pioneer Bancorp or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

Meetings and Committees of the Board of Directors

The business of Pioneer Bancorp is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Pioneer Bancorp are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

The Board of Directors of Pioneer Bancorp held 12 regular meetings during the year ended June 30, 2020. Pioneer Bank held 12 regular meetings and no special meetings during the year ended June 30, 2020. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he/she has been a director); and (ii) the total number of meetings held by all committees on which he/she served (during the periods that he/she served).

Audit Committee. The Audit Committee is comprised of Directors Reed, Bagnoli, Reinfurt and Taylor each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Director Taylor serves as chair of the Audit Committee. The Board of Directors has determined that Director Reed qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules. The Audit Committee of Pioneer Bancorp met 10 times during the year ended June 30, 2020.

The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The committee also receives and reviews the reports and findings and other information presented to them by Pioneer Bancorp’s officers regarding financial reporting policies and practices. The Audit Committee also reviews the performance of Pioneer Bancorp’s independent registered public accounting firm, the internal audit function and oversees policies associated with financial risk assessment and risk management. The Audit Committee selects the independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at http://investors.pioneerbanking.com/govdocs.

Compensation Committee. The Compensation Committee was comprised of Directors Bagnoli, Reinfurt and Taylor. Director Bagnoli served as chair of the Compensation Committee. The Compensation Committee of Pioneer Bancorp met four times during the year ended June 30, 2020.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee Pioneer Bancorp’s compensation and incentive plans, policies and programs, and to oversee Pioneer Bancorp’s management development and succession plans for executive officers. Pioneer Bancorp’s Chief Executive Officer will not be present during any committee deliberations or voting with respect to his compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

The Compensation Committee engaged Arthur Warren Associates to review Pioneer Bancorp’s overall compensation structure and to assist with designing the Equity Incentive Plan. The Compensation Committee considered the independence of Arthur Warren Associates in light of Securities and Exchange Commission rules and NASDAQ corporate governance listing standards and concluded that the work performed by Arthur Warren Associates and its consultants involved in the engagement did not raise any conflicts of interest and that they were independent consultants to the Compensation Committee.

The Compensation Committee operates under a written charter which is available on our website at http://investors.pioneerbanking.com/govdocs. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Pioneer Bancorp and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Directors Fane, Reed and Reinfurt. Director Fane serves as chair of the Nominating and Corporate Governance. The Nominating and Corporate Governance of Pioneer Bancorp met two times during the year ended June 30, 2020. The committee seeks Board members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Pioneer Bank’s position in its community and can assist Pioneer Bank with business development through business and other community contacts. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation provision and a requirement that the candidate not have been subject to certain criminal or regulatory actions. The Nominating and Corporate Governance Committee operates under a written charter which is available on our website at http://investors.pioneerbanking.com/govdocs.

The committee considers the following criteria in evaluating and selecting candidates for nomination:

•	Contribution to Board – Pioneer Bancorp endeavors to maintain a Board of Directors that possesses a wide range of abilities. Thus, the committee will assess the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors. The committee will also take into consideration the number of public company boards of directors, other than Pioneer Bancorp’s, and committees thereof, on which the candidate serves. The committee will consider carefully the time commitments of any candidate who would concurrently serve on the boards of directors of more than one public company other than Pioneer Bancorp, it being the policy of Pioneer Bancorp to limit public company directorships to one company other than Pioneer Bancorp.

•	Experience – Pioneer Bancorp is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of Pioneer Bancorp’s business, the committee will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements, as well as real estate and legal experience.

•	Familiarity with and Participation in Local Community – Pioneer Bancorp is a community-orientated organization that serves the needs of local consumers and businesses. In connection with the local character of Pioneer Bancorp’s business, the committee will consider a candidate’s familiarity with Pioneer Bancorp’s market area (or a portion thereof), including without limitation the candidate’s contacts with and knowledge of local businesses operating in Pioneer Bancorp’s market area, knowledge of the local real estate markets and real estate professionals, experience with local governments and agencies and political activities, and participation in local business, civic, charitable or religious organizations.

•	Integrity – Due to the nature of the financial services provided by Pioneer Bancorp and its subsidiaries, Pioneer Bancorp is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board of Directors is of utmost importance to developing and maintaining customer relationships. In connection with upholding that trust, the committee will consider a candidate’s personal and professional integrity, honesty and reputation, including, without limitation, whether a candidate or any entity controlled by the candidate is or has in the past been subject to any regulatory orders, involved in any regulatory or legal action, or been accused or convicted of a violation of law, even if such issue would not result in disqualification for service under Pioneer Bancorp’s Bylaws.

•	Stockholder Interests and Dedication – A basic responsibility of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best long-term interests of Pioneer Bancorp and its stockholders. In connection with such obligation, the committee will consider a candidate’s ability to represent the best long-term interests of Pioneer Bancorp and its stockholders, including past service with Pioneer Bancorp or Pioneer Bank and contributions to their operations, the candidate’s experience or involvement with other local financial services companies, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend board and committee meetings.

•	Independence – The committee will consider the absence or presence of material relationships between a candidate and Pioneer Bancorp (including those set forth in applicable listing standards) that might impact objectivity and independence of thought and judgment. In addition, the committee will consider the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements (e.g. Securities and Exchange Commission regulations and applicable listing standards). If Pioneer Bancorp should adopt independence standards other than those set forth in the Nasdaq Stock Market listing standards, the committee will consider the candidate’s potential independence under such other standards.

•	Gender and Ethnic Diversity – The committee understands the importance and value of gender and ethnic diversity on the Board of Directors and will consider highly qualified women and individuals from minority groups to include in the pool from which candidates are chosen.

•	Equity Holdings – The committee believes that having a proprietary interest in Pioneer Bancorp serves as an incentive to contribute to our success and to help increase stockholder value. Accordingly, the committee will consider a candidate’s equity holdings in Pioneer Bancorp.

•	Additional Factors – The committee will also consider any other factors it deems relevant to a candidate’s nomination that are consistent with our policies and strategic plan and the Board of Directors’ goal of promoting the long-term success of Pioneer Bancorp and providing value to its stockholders. The committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Pioneer Bancorp’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the committee decides not to re-nominate a member for re-election, the Board of Directors would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

During the year ended June 30, 2020 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 652 Albany Shaker Road, Albany, New York 12211. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to Pioneer Bancorp’s Corporate Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on Pioneer Bancorp’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of Pioneer Bancorp’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate and the number of shares of common stock of Pioneer Bancorp that are owned by the candidate;

•	The candidate’s written consent to serve as a director;

•	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on Pioneer Bancorp’s Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in Pioneer Bancorp’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of Pioneer Bancorp no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by Pioneer Bancorp) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Pioneer Bancorp. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended June 30, 2020;

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

•	We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K, as amended for the year ended June 30, 2020 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Pioneer Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Madeline Taylor

(Chairman)

Eileen Bagnoli

Dr. James K. Reed

Edward Reinfurt

Transactions With Certain Related Persons

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Pioneer Bank. The Sarbanes-Oxley Act does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Pioneer Bank’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

All loans made by Pioneer Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Pioneer Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. Pioneer Bank is in compliance with federal regulations with respect to its loans and extensions of credit to executive officers and directors. The aggregate amount of our outstanding loans to our executive officers and directors was approximatively $6.5 million at June 30, 2020. As of June 30, 2020, these loans were performing according to their original repayment terms.

Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Business Conduct and Ethics, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before Pioneer Bancorp.

Executive Compensation

The following table sets forth for the years ended June 30, 2020 and 2019, certain information as to the total remuneration paid by Pioneer Bank to Mr. Amell, who served as President and Chief Executive Officer and our two other most highly compensated executive officers for the year ended June 30, 2020. Each individual listed in the table below is referred to as a “named executive officer.”

		Summary Compensation Table
Name and principal position	Year	Salary	Bonus (1)	Non-equity incentive plan compensation (2)	All other compensation (3)	Total
Thomas L. Amell	2020	$651,182	$—	$127,236	$17,392	$795,810
President and Chief Executive Officer	2019	$651,182	$—	$187,731	$27,218	$866,131

Frank C. Sarratori	2020	$248,462	$50,000	$51,432	$21,710	$371,604
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary	2019	$242,565	$—	$95,532	$7,887	$345,984

Patrick J. Hughes (4)	2020	$242,960	$25,000	$49,621	$19,433	$337,014
Executive Vice President and Chief Financial Officer

(1)	Represents discretionary cash bonuses paid.
(2)	Payments were payable pursuant to the Pioneer Bank Targeted Incentive Plan. The annual performance period under the Targeted Incentive Plan is a 12-month period ending on December 31 of each year. Payments are made in the first calendar quarter of each year. The amounts payable in 2020 were based on the satisfaction of certain performance goals for the annual performance period ending on December 31, 2019 and such bonuses that were earned with respect to such performance period were paid in February, 2020.

(3)	A breakdown of the elements of the All Other Compensation column for the named executive officers for the fiscal year ended June 30, 2020 is detailed in the following table.

Officer	Perquisites(a)	401(k) Plan	ESOP(b)	Total
Thomas L. Amell	$—	$7,913	$9,479	$17,392
Frank C. Sarratori	—	12,231	9,479	21,710
Patrick J. Hughes	—	9,954	9,479	19,433

              ____________________

(a)	Did not exceed $10,000.

(b)	Based on Pioneer Bancorp’s closing stock price of $9.15 on June 30, 2020.

(4)	Mr. Hughes was not a named executive officer with respect to the year ended June 30, 2019.

Benefit Plans and Agreements

Employment Agreement with Thomas L. Amell.  On July 17, 2019, Pioneer Bank entered into an employment agreement with Mr. Amell. The employment agreement has an initial term that ends on December 31, 2021. The initial term will extend automatically for one additional year on January 1 of each year beginning January 1, 2020 unless either Pioneer Bank or Mr. Amell give notice no later than 30 days before the anniversary date that the term will not be renewed. At least 30 days prior to each anniversary date of the employment agreement, disinterested members of the board of directors of Pioneer Bank will conduct a comprehensive performance evaluation and review of Mr. Amell’s performance for purposes of determining whether to take action to not renew the employment agreement.

The employment agreement specifies Mr. Amell’s base salary, which currently is $651,182. The compensation committee of the board of directors (the “Compensation Committee”) may increase, but not decrease, Mr. Amell’s base salary. In addition to the base salary, the agreement provides that Mr. Amell is eligible to participate in any bonus plan or arrangement of Pioneer Bank in which senior management is eligible to participate and/or may receive a bonus on a discretionary basis, as determined by the Compensation Committee. Mr. Amell is also entitled to participate in all employee benefit plans, arrangements and perquisites offered to employees and officers of Pioneer Bank and the reimbursement of reasonable travel and other business expenses incurred in the performance of his duties with Pioneer Bank, including memberships in organizations as Mr. Amell and the board mutually agree are necessary and appropriate.

Pioneer Bank may terminate the executive’s employment, and Mr. Amell may resign, at any time with or without good reason. In the event of Mr. Amell’s (1) termination without cause other than due to death or disability, or (2) voluntary resignation for good reason (a “qualifying termination event”), Pioneer Bank would pay Mr. Amell a cash lump sum payment equal to the base salary he would have earned had he remained employed for the greater of: (1) the remaining term of the employment agreement; or (2) 12 months (the “benefits period”). In addition, Mr. Amell would receive non-taxable medical and dental insurance coverage under Pioneer Bank’s group health plan at the same cost-sharing arrangement in effect as of the date of determination during the benefits period or, if earlier, until Mr. Amell receives substantially comparable health and welfare coverage from another employer. A “good reason” condition for purposes of the employment agreement would include a material reduction in base salary, a material reduction in authority, duties or responsibilities associated with Mr. Amell’s position with Pioneer Bank, a relocation of Mr. Amell’s principal place of employment by more than 35 miles from Pioneer Bank’s main office or a material breach of the employment agreement by Pioneer Bank.

In the event Mr. Amell’s qualifying termination event occurs on or after a change in control of Pioneer Bancorp or Pioneer Bank, Mr. Amell would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times the sum of his: (1) base salary in effect as of the date of his termination or immediately prior to the change in control, whichever is higher; and (2) the highest annual cash bonus earned for the three most recently completed performance periods prior to the change in control.  Such payment will be made in a cash lump sum within 30 days following the Mr. Amell’s date of termination. In addition, Pioneer Bank (or its successor) will continue to provide Mr. Amell with life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage provided to him immediately before his date of termination at no cost to Mr. Amell. Such continued coverage will cease upon the earlier of: (1) 36 months after the date of termination; or (2) the date on which Mr. Amell becomes a full-time employee of another employer and receives comparable health and welfare benefits.

The employment agreement would immediately terminate upon the earlier of Mr. Amell’s voluntary resignation without good reason, death or disability, and Pioneer Bank would have no obligation to pay any additional severance benefits to Mr. Amell under the employment agreement.

Upon termination of employment (other than a termination in connection with a change in control), Mr. Amell will be required to adhere to one-year non-competition and non-solicitation restrictions set forth in his employment agreement.

Change in Control Agreements.  Pioneer Bank entered into individual change in control agreements with five other executive officers, including Frank C. Sarratori, Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary, Jesse Tomczak, Executive Vice President and Chief Banking Officer, and Patrick J. Hughes, Executive Vice President and Chief Financial Officer. The change in control agreements have terms that initially end on December 31, 2020. Each agreement will extend automatically for one additional year on January 1 of each year beginning January 1, 2020 so that the remaining term is two years unless either Pioneer Bank or the executive gives notice no later than 30 days before such anniversary date that the agreement will not be renewed. At least 30 days prior to each anniversary date of the change in control agreements, disinterested members of the board of directors of Pioneer Bank will conduct a comprehensive performance evaluation and review of each executive’s performance for purposes of determining whether to not renew the executive’s change in control agreement. Notwithstanding the foregoing, in the event that Pioneer Bancorp or Pioneer Bank enters into a transaction that would be considered a change in control as defined under the agreements, the term of the agreements would extend automatically so that they would expire no less than two years beyond the effective date of the change in control.

In the event of the executive’s involuntary termination of employment other than for cause, disability or death, or voluntary resignation for “good reason” on or after the effective date of a change in control of Pioneer Bancorp or Pioneer Bank, each executive would be entitled to a severance payment equal to two times the sum of the executive’s: (1) base salary in effect as of the date of his termination or immediately prior to the change in control, whichever is higher; and (2) the highest annual cash bonus earned for the three most recently completed performance periods prior to the change in control.  Such payment will be made in a cash lump sum within 30 days following the executive’s date of termination. In addition, Pioneer Bank (or its successor) will continue to provide each executive with life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage provided to him or her immediately before the date of termination at no cost to the executive. Such continued coverage will cease upon the earlier of: (1) 24 months after the date of termination; or (2) the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits.

A “good reason” condition for purposes of each change in control agreement would include a material reduction in base salary, a material reduction in authority, duties or responsibilities associated with the executive’s position with Pioneer Bank, a relocation of the executive’s principal place of employment by more than 35 miles from Pioneer Bank’s main office or a material breach of the change in control agreement by Pioneer Bank.

Targeted Incentive Plan (TIP). Pioneer Bank adopted the TIP for its executive officers who are approved annually by the board. Each named executive officer is a participant in the TIP. The TIP is designed to provide participants with incentives and motivation to increase Pioneer Bank’s profitability and growth while maintaining its safety and soundness. The TIP provides annual incentive awards to participants based on overall bank-wide, department and/or individual performance goals established annually, which are determined by using performance history, peer data, market data and the Compensation Committee’s judgment based on previous experience and projected market conditions.

Each participant can achieve annual incentive awards based on a percentage of base salary, depending on performance goals at certain percentages of achievement, ranging from 90% to 115% for the Chief Executive Officer and 90% to 110% for the other executive officers. Each performance goal established is weighted. The annual performance period under the TIP is a 12-month period ending on December 31 of each year (the “plan year”). The calculation of adjusted net income as applied to the performance goals for the plan year ended December 31, 2019 is net income under accounting principles generally accepted in the United States of America, excluding gains or losses on securities transactions and the contribution to the Pioneer Bank Foundation. For the plan year ended December 31, 2019, the performance goals established were based on: (1) current year return on assets; (2) three-year return on assets; (3) core deposit growth; and (4) three-year return on assets compared to a peer group of all federally insured savings banks having assets between $300 million and $1.0 billion. The performance goals were equally weighted for each participant, except for the CEO, whose performance goals were weighted 15%, 40%, 15% and 30%, respectively, to be more focused on the long-term performance of Pioneer Bank. Furthermore, any annual incentive award payable under the TIP was contingent upon Pioneer Bank obtaining minimum performance goals related to net income and safety and soundness and the participant having satisfactory job performance during the plan year. Each named officer’s annual incentive award opportunities for the plan year ended December 31, 2019, as a percentage of base salary, was 40%.

Each participant’s annual incentive award is payable in a cash lump sum as soon as practicable following the completion of the plan year, provided, however, that such payment will be made no later than two and one-half months following the end of the plan year. A participant must be actively employed on the last day of the plan year in order to receive the annual incentive award. Based on the foregoing, Messrs. Amell, Sarratori and Hughes earned $127,236, $51,432 and $49,621, respectively, under the TIP for the plan year ended December 31, 2019 and such bonuses were paid to Messrs. Amell, Sarratori and Hughes in February, 2020.

Board of Directors and Executive Employees Deferred Compensation Plan. Pioneer Bank maintains the Pioneer Bank Board of Directors and Executive Employees Deferred Compensation Plan for directors and certain executives of Pioneer Bank who are designated to participate in the plan by the board. Mr. Sarratori is the only named executive officer participating in the plan. Participants may make an election on a deferral election form (the “election form”) to defer a portion the participants’ compensation, up to 100%. Amounts deferred are credited to a bookkeeping account established in the name of each participant. The participant’s account balance accrues earnings, as if the balance was invested in one or more investment funds as selected by the employer, in multiples of 1%. Participants are always 100% vested in their deferral accounts. Participants must elect on the participation agreements the form and timing of distribution at the time the participant makes the deferral election. If the participant fails to properly elect the time and form of distribution, the participant’s account will be designated as a separate account and will be paid in a lump sum. Unless the participant has elected for his or her account balance to be payable while employed with Pioneer Bank, the participant’s account balance is generally distributed upon the earlier of death, disability or termination of employment.

Tax-Qualified Retirement Plans

Pension Plan. Pioneer Bank maintains The Retirement Plan of Pioneer Savings Bank, a qualified, tax-exempt non-contributory defined benefit plan (the “pension plan”) for employees of Pioneer Bank, excluding union employees and leased employees. Employees hired prior to September 1, 2019 are enrolled on January 1 or July 1 following the completion of one year of service and attainment of age 21.  Part-time employees are eligible if they have worked a minimum of 1,000 hours in their first year of employment or in any subsequent pension plan year. Employee hired on or after September 1, 2019 are not eligible to participate in the pension plan. Contributions to the pension plan are made to satisfy the actuarially determined minimum funding requirements according to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). A participant becomes 100% vested in his or her accrued benefit under the pension plan after five years of service with Pioneer Bank.

Upon attainment of normal retirement date (age 65 for participants who entered the plan before October 1, 1988, or the later of age 65 or the fifth anniversary of participation in the plan for participants who entered the plan on or after October 1, 1988), the participant is entitled to a normal retirement benefit, which is an monthly benefit equal to 1/12 of the product of 2% of the participant’s average annual earnings, multiplied by the participant’s full and fractional years of service (up to a maximum of 30 years) earned before January 1, 2010, plus the product of 1.5% of the participant’s average annual earnings multiplied by the participant’s full and fractional years of service earned after December 31, 2009 (up to a maximum of 30 years reduced by years of service earned prior to January 1, 2010) payable for the life of the participant. Alternative forms of payments include the actuarial equivalent of the normal retirement benefit paid in the form of a lifetime benefit, with a guaranteed minimum of 10 or 15 years, a 50%, 75% or 100% survivor lifetime benefit for the participant and his or her joint annuitant, and an annuity with the option to elect the form of survivor benefit which meets the requirements of Section 401(a)(9) of the Internal Revenue Code.

If the participant has attained his or her early retirement date (the date on which the participant has completed 30 years of service or attainment of age 60 with 20 years of service) and elects the normal retirement benefit to commence prior to the normal retirement date, the participant would receive an early retirement benefit equal to the participant’s accrued pension benefit, reduced by 0.4166% for each of the first 60 months before the normal retirement date and 0.2083% for each additional month before the normal retirement date.

If a participant terminates employment prior to the normal retirement date and early retirement date, the participant would be entitled to the participant’s vested accrued benefit, determined as of the date of termination of employment, payable as of the participant’s normal retirement date; provided, however, that if the participant has completed 20 years of service for the normal retirement benefit, the participant may elect to begin benefit payments as of the first day of any month following the month in which the participant would have been eligible for early retirement if the participant had continued employment adjusted by the same factors as the early retirement benefit.

401(k) Plan. Pioneer Bank maintains the Pioneer Bank 401(k) Plan, which is a qualified, tax-exempt profit-sharing plan with a salary deferral feature under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). All eligible employees may participate in the plan upon reaching age 21 and working for at least three months with respect to making elective salary deferrals and receiving all other employer contributions. Eligible employees are permitted to make elective salary deferrals in an amount up to $19,500 (as indexed annually). Eligible employees who have not made a salary deferral election automatically have withheld 6% of their salary deferred as a pre-tax contribution which will be invested in accordance with the plan’s investment policies. Eligible employees may designate their salary deferrals as either pre-tax or after-tax Roth deferrals.

An employee may also contribute rollover contributions to the plan from another eligible retirement plan. Employees who have attained age 50 before the end of a plan year are also eligible to make catch-up contributions during the year in an amount not to exceed $6,500 (as indexed annually). All employee elective salary deferrals, catch-up contributions and “rollover” contributions are fully and immediately vested.

In addition, Pioneer Bank currently makes an employer matching contribution for the amount a participant contributes as salary deferrals up to 100% of the amount contributed for the first 1% of the participant’s plan compensation plus 50% of the amount contributed between 1% and 6% of the participant’s plan compensation. Pioneer Bank may also make discretionary qualified non-elective contributions. Pioneer Bank may also make a discretionary pro-rata employer contribution each plan year.

Employer matching contributions and employer discretionary pro-rata contributions are subject to a six-year vesting schedule, such that the participant vests in the first 20% of his or her account attributable to employer matching and profit-sharing contributions after two years of service and an additional 20% each year thereafter until fully vested after six years. The qualified non-elective contributions are fully and immediately vested. Generally, a participant is not entitled to an in-service distribution of his or her account balance until the participant attains age 59-1/2. In addition, the 401(k) Plan permits loans to participants within the limits set forth in the Internal Revenue Code and according to loan procedures established by Pioneer Bank. Participants are entitled to benefit payments upon termination of employment, disability or death. Participants may elect that benefits be distributed in the form of a lump sum or in equal annual installments paid over a set of number of years. Pioneer Bank has established an employer stock fund in the 401(k) Plan so that participants can acquire an interest in the common stock of Pioneer Bancorp through their accounts in the 401(k) Plan.

Employee Stock Ownership Plan. In connection with its mutual holding company reorganization and related stock offering, Pioneer Bank adopted an employee stock ownership plan (the “ESOP”) for eligible employees. The named executive officers are eligible to participate in the ESOP just like other eligible employees. Eligible employees who have attained age 21 on the first entry date commencing on or after the eligible employee’s completion of one year of service.

The ESOP trustee purchased, on behalf of the ESOP, 1,018,325 shares of Pioneer Bancorp common stock outstanding, funded with a loan from Pioneer Bancorp equal to the aggregate purchase price of the common stock. The loan is repaid principally through Pioneer Bank’ discretionary contributions to the ESOP and any dividends payable on common stock held by the ESOP over the 20-year term of the loan. The interest rate for the ESOP loan is the prime rate, as published in The Wall Street Journal. The interest rate adjusts annually and is the prime rate on the first business day of the calendar year.

The trustee holds the shares purchased by the ESOP in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as we repay the loan. The trustee allocates the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Participants will vest in the first 20% of their account balances after two years of service and an additional 20% each year thereafter until full vesting occurs after six years. No vesting credit will be given for years of service prior to January 1, 2019. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the ESOP. Generally, participants will receive distributions from the ESOP upon separation from service in accordance with the terms of the plan document. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

Directors’ Compensation

The following table sets forth for the year ended June 30, 2020 certain information as to the total remuneration we paid to our directors. Neither Mr. Amell nor Mr. Sarratori received director fees for the year ended June 30, 2020.

Director Compensation for the Year Ended June 30, 2020
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Eileen Bagnoli	$64,000	—	$64,000
Donald E. Fane	$64,000	—	$64,000
Shaun Mahoney	$63,200	—	$63,200
Dr. James K. Reed	$64,000	—	$64,000
Edward Reinfurt	$64,400	—	$64,400
Madeline D. Taylor	$64,400	—	$64,400

(1)	For the year ending June 30, 2020, no director had perquisites, the aggregate value of which exceeded $10,000.

Director Fees

During the year ended June 30, 2020, the directors received a fee of $4,600 for each director meeting attended and a fee of $400 for each loan committee meeting attended.

Each person who also serves as a director/trustee of Pioneer Bancorp or Pioneer Bancorp, MHC earns director fees only in his or her capacity as a board or committee member of Pioneer Bank.

Director Plans

Dr. Reed is a participant in the Board of Directors and Executive Employees Deferred Compensation Plan. Please see the description of the plan set forth under “—Benefit Plans and Agreements” for further details.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Pioneer Bancorp has approved the engagement of Bonadio & Co., LLP to be our independent registered public accounting firm for the year ending June 30, 2021, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Bonadio & Co., LLP for the year ending June 30, 2021. A representative of Bonadio & Co., LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Bonadio & Co., LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Pioneer Bancorp and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Bonadio & Co., LLP for the years ended June 30, 2020 and 2019.

	Year Ended June 30, 2020	Year Ended June 30, 2019
Audit Fees	$149,077	$121,720
Audit-Related Fees	$25,000	$89,550
Tax Fees	$32,870	$29,800
All Other Fees	$—	$—

Audit Fees. Audit Fees include aggregate fees billed for professional services for the audit of Pioneer Bancorp’s and Pioneer Bank’s annual consolidated financial statements for the years ended June 30, 2020 and 2019, respectively, and the reviews of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission during fiscal 2020 and 2019, including out of pocket expenses.

Audit-Related Fees. During the year ended June 30, 2020, audit-related fees consisted of fees for professional services for the audits of two of Pioneer Bancorp’s employee benefit plans. During the year ended June 30, 2019, audit-related fees consisted of fees for services related to the mutual holding company reorganization of Pioneer Bank and the related stock offering, including review of the registration statement and prospectus, the issuance of consents and a state tax opinion, participation in drafting sessions and the preparation of a comfort letter.

Tax Fees. During the years ended June 30, 2020 and 2019, tax fees billed by Bonadio & Co., LLP were for tax preparation services and other tax-related consulting.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services is compatible with maintaining the independence of Bonadio & Co., LLP. The Audit Committee concluded that performing such services does not affect the independence of Bonadio & Co., LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees and tax fees billed and paid during the year ended June 30, 2020, as indicated in the table above.

The Board of Directors recommends a vote “FOR” the ratification of Bonadio & Co., LLP as independent registered public accounting firm for the year ending June 30, 2021.

PROPOSAL III—APPROVAL OF THE PIONEER BANCORP, INC.

2020 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval and approval from the New York State Department of Financial Services (“NYSDFS”), the Pioneer Bancorp, Inc. 2020 Equity Incentive Plan (the “Equity Incentive Plan”). The Board of Directors believes that the adoption of the Equity Incentive Plan is in the best interests of Pioneer Bancorp and its stockholders as a means of providing Pioneer Bancorp and Pioneer Bank with the ability to retain, reward and, to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of Pioneer Bancorp stockholders through the ownership of additional common stock of Pioneer Bancorp. The Equity Incentive Plan has been prepared and adopted by the Board of Directors in accordance with the requirements of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the NYSDFS. Pioneer Bancorp has filed an application with NYSDFS seeking approval of the Equity Incentive Plan. The NYSDFS, as of the date of this proxy statement, is currently reviewing the application and has not approved the Equity Incentive Plan. The Equity Incentive Plan will not become effective unless the Equity Incentive Plan is approved by NYSDFS.

Why We Are Seeking Approval of the Equity Incentive Plan

Many companies with which we compete for directors and management-level employees are stockholder-owned companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly-qualified officers, employees and directors by offering a competitive compensation program linked to the performance of our common stock. In addition, the Equity Incentive Plan further aligns the interests of our directors and management with the interests of our stockholders by increasing the ownership interests of directors and officers in the common stock of Pioneer Bancorp.

We completed our mutual holding company reorganization and related minority stock offering on July 17, 2019. A substantial majority of financial institutions that complete a mutual holding company reorganization and related minority stock offering or a mutual-to-stock conversion have adopted an equity-based incentive plan following the transaction. Our prospectus made clear our intent to adopt an equity incentive plan and described the regulatory requirements applicable to, and included the pro forma effect of awards granted under, an equity incentive plan.

Highlights of the Equity Incentive Plan

•	Share Reserve and Terms Generally Consistent with Applicable Federal and New York Banking Regulations and Industry Standards. In determining the size and terms of the Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual holding company reorganization or mutual-to-stock conversion; and (2) applicable federal and New York banking regulations related to the adoption of equity-incentive plans by converted financial institutions in certain circumstances. In this regard (and unless otherwise subject to the limitations pursuant to 3 NYCRR Section 111.3(a) as described below), the maximum number of shares of common stock that may delivered pursuant to the exercise of stock options is 4.9% of the number of shares of common stock issued in the reorganization and minority stock offering, as well as the shares issued to the mutual holding company, and the maximum number of shares of common stock that may be issued as restricted stock or restricted stock units is 1.96% of the number of shares of common stock issued in the reorganization and minority stock offering, as well as the shares issued to the mutual holding company.

•	Minimum Vesting Periods for Awards. Subject to limited exceptions in the event of death, disability or involuntary termination without cause following a change in control, the Equity Incentive Plan requires that awards may not vest more rapidly than over a period of one year.

•	Limits on Grants to Directors and Employees. Consistent with applicable federal and New York banking regulations related to the adoption of equity incentive plans by converted financial institutions in certain circumstances, no employee may receive more than 25% of the shares available under the Equity Incentive Plan. Non-employee directors may not receive, individually, more than 5% and, in the aggregate, more than 30% of the awards available under the Equity Incentive Plan.

•	Share Counting. The Equity Incentive Plan provides that, if an option or award is forfeited or expires, the shares covered by the award will be available for future grant. Shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grants.

•	No Repricing. The Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.

•	No Single-Trigger Vesting of Time-Based Awards. The Equity Incentive Plan does not provide for vesting of time-based equity awards that are assumed by an acquiring corporation of Pioneer Bancorp upon the occurrence of a change in control (i.e., a single trigger), without an accompanying involuntary termination of service (including a termination for good reason).

General

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, which is attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the Equity Incentive Plan, the terms of the Equity Incentive Plan will control.

Unless otherwise restricted by the NYSDFS pursuant to 3 NYCRR Section 111.3(a) (which provides that shares of stock issued in the mutual holding company reorganization of a mutual savings bank may be reserved in an amount not to exceed (1) 10% of the number of shares held by persons other than the mutual holding company to satisfy stockholder-approved stock option plans; and (2) 3% of the number of shares held by persons other than the mutual holding company to satisfy stockholder-approved restricted stock plans) and subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 1,782,068 shares of Pioneer Bancorp common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Pioneer Bancorp common stock that may be issued under the Equity Incentive Plan pursuant to the exercise of stock options is 1,272,906 shares, and the maximum number of shares of Pioneer Bancorp common stock that may be issued as restricted stock awards or restricted stock units is 509,162 shares. These amounts represent 4.9% and 1.96%, respectively, of the number of shares of common stock issued in the mutual holding company reorganization of Pioneer Bank and the stock offering of Pioneer Bancorp, including the shares issued to Pioneer Bancorp, MHC.

The Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the purposes of the Equity Incentive Plan; and (4) interpreting the provisions of the Equity Incentive Plan and any award agreement. The Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it. The Committee may, subject to the limitations set forth in the Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors, as well as to employees of Pioneer Bancorp and its subsidiaries.

Except for accelerating the vesting of awards to avoid the minimum vesting requirements specified in the plan or accelerating the vesting requirements applicable to an award as a result of or in connection with a change in control, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.

Eligibility

All employees and directors of Pioneer Bancorp and its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options under the plan. As of March 22, 2021, there were seven non-employee directors and 244 employees eligible to participate and receive awards under the Equity Incentive Plan.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan. Awards will be evidenced by award agreements approved by the Committee and delivered to participants. The award agreements will set forth the terms and conditions of each award. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or restricted stock units.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the Equity Incentive Plan means, if the common stock of Pioneer Bancorp is listed on a securities exchange, the closing sales price of the common stock on the date of grant (or any other applicable date), or if the common stock was not traded on that date, then on the immediately preceding date on which sales were reported. If the common stock is not traded on a securities exchange, the Committee will determine the fair market value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code. Stock Options may not have a term longer than ten years from the date of grant.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration, or any minimum consideration that may be required by applicable law. Restricted stock awards under the Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee consistent with the Equity Incentive Plan. Prior to awards vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to the common stock subject to the award. Unless otherwise determined by the Committee, dividends paid on unvested awards will be retained and distributed to the participant within 30 days of the vesting of the award.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described above is also applicable to restricted stock units.

Limitations on Awards Under the Equity Incentive Plan

The following limits apply to awards under the Equity Incentive Plan:

•	The maximum number of shares of common stock that may be available for awards under the Equity Incentive Plan is 1,782,068 shares, of which up to 1,272,906 shares of common stock may be issued pursuant to the exercise of stock options and 509,162 shares of common stock may be issued as restricted stock awards or restricted stock units.

•	No employee may receive more than 25% of the aggregate awards available under the Equity Incentive Plan.

•	Non-employee directors may not receive, individually, more than 5% and, in the aggregate, more than 30% of the aggregate awards available under the Equity Incentive Plan. The Committee may, up to but subject to these limitations and the other applicable limitations set forth in the plan, grant stock options and restricted stock or restricted stock units to themselves and other members of the Board of Directors.

In the event of a corporate transaction involving the stock of Pioneer Bancorp (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.

In addition, the Committee is authorized to make certain other adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units consistent with the terms of the plan.

The closing sale price of Pioneer Bancorp’s common stock as quoted on the NASDAQ Stock Market on March 22, 2021 was $12.07.

Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board of Directors may make any adjustment or amendment to the plan or an award that reduces or would have the effect of reducing the exercise price of a previously granted stock option.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the Equity Incentive Plan will be nontransferable, except by will or in accordance with the laws of intestate succession. Awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes in a manner consistent with the Internal Revenue Code and federal securities laws. During the life of the participant, awards may be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise stock options or receive any rights that may exist upon a participant’s death with respect to awards granted under the Equity Incentive Plan.

Performance Measures

The Committee may use performance measures for vesting purposes with respect to awards granted under the Equity Incentive Plan. The performance measures may include one or more of the following: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; total stockholder return; cash flow; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; any other measure determined by the Committee or any combination of the foregoing performance measures.

Performance measures may be based on the performance of Pioneer Bancorp as a whole or of any one or more subsidiaries or business units of Pioneer Bancorp or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the Plan. Dividend equivalents confer on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined by the Committee, the dividend equivalent right will be paid at the same time as the shares subject to the restricted stock unit are distributed to the participant.

Vesting of Awards

The Committee will specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the Equity Incentive Plan, other than performance awards, must be granted with a vesting rate not exceeding 20% per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant. If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Pioneer Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the Equity Incentive Plan, awards under the plan may not vest more rapidly than over a period of one year, unless accelerated due to death, disability or involuntary termination of employment or service following a change in control. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control or, subject to the foregoing requirements and in a manner consistent with the plan, at the discretion of the Committee.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination of employment. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock and restricted stock units will immediately become fully vested. In the event of a change in control, any performance measures will be deemed satisfied at the “target” level as of the date of the change in control and vest pro-rata based on the portion of the performance period elapsed at the date of the change in control, unless data supports and the Committee certifies that the performance measures have been achieved at a level higher than the target level as of the effective date of the change in control, in which case, the performance award will vest at the higher level.

Notwithstanding the foregoing, if an acquiring corporation of Pioneer Bancorp or Pioneer Bank fails to assume the awards granted under the Equity Incentive Plan, with the exception of performance awards, or fails to convert such awards to awards for the acquiring corporation’s stock options, restricted stock or restricted stock units, such awards will vest immediately upon the effective time of the change in control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or the affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the plan (other than as provided in the Equity Incentive Plan), or materially modify the requirements for participation in the plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the plan or an award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Pioneer Bancorp.

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this meeting and with approval by the NYSDFS. The Equity Incentive Plan will remain in effect as long as any award under it is outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the ten-year anniversary of the effective date of the plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the current federal income tax consequences with respect to awards under the Equity Incentive Plan:

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Pioneer Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the acquired shares will be treated as capital gains and losses, with the cost basis in the shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant, provided the participant was, without a break in service, an employee of Pioneer Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant becomes disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the acquired shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Pioneer Bancorp will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant will not realize taxable income at the time of the grant of restricted stock, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will recognize ordinary income in an amount equal to the then fair market value of those shares and Pioneer Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Pioneer Bancorp will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be recognized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. Pioneer Bancorp may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the tax withholding requirements, provided such withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by Pioneer Bancorp with respect to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our principal executive officer, principal financial officer and the three additional highest compensated officers during any taxable year of Pioneer Bancorp after December 31, 2016. Compensation resulting from awards under the Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Pioneer Bancorp suggests participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Pioneer Bancorp is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors has adopted the Equity Incentive Plan, contingent upon stockholder approval and approval from the NYSDFS. If the Equity Incentive Plan is approved by stockholders, the Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Clawback Policy

The Equity Incentive Plan provides that if Pioneer Bancorp is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who, if applicable, is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse Pioneer Bancorp with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Required Vote and Recommendation of the Board of Directors

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of (1) a majority of the outstanding shares entitled to vote on the matter, including shares cast by Pioneer Bancorp, MHC, as well as (2) a majority of the outstanding shares held by stockholders other than Pioneer Bancorp, MHC.

The Board of Directors recommends a vote “FOR” the approval of the Equity Incentive Plan.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2021 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Pioneer Bancorp’s executive office, 652 Albany Shaker Road, Albany, New York 12211, no later than June 10, 2021. If the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Our Bylaws provide that, for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice to the Corporate Secretary not less than 90 days nor more than 120 days before the anniversary date of the proxy statement. However, if less than 90 days’ notice or prior public disclosure of the annual meeting is given to stockholders and the date of the annual meeting is advanced more than 30 days before or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the annual meeting date was made. A copy of the Bylaws may be obtained by contacting our Corporate Secretary.

The 2021 annual meeting of stockholders is expected to be held November 16, 2021. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than June 10, 2021 and no later than July 10, 2021.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF PIONEER BANCORP’S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2020 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 652 Albany Shaker Road, Albany, New York 12211 OR BY CALLING (518) 730-3025.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Pioneer Bancorp’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2020 Annual Report are each available on the Internet at https://www.cstproxy.com/pioneerbanking/2020.

By Order of the Board of Directors

Frank C. Sarratori Corporate Secretary

Albany, New York

April 7, 2021

APPENDIX A

PIONEER BANCORP, INC.

2020 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1        Purpose, Effective Date and Term.  The purpose of the Pioneer Bancorp, Inc. 2020 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Pioneer Bancorp, Inc. (the “Company”), and its Subsidiaries, including Pioneer Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date on which the Plan satisfies both the applicable stockholder and New York State Department of Financial Services (“NYSDFS”) approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2       Administration.  The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) or, subject to the limitation set forth in Section 5.1, by the Board of Directors.

Section 1.3        Participation.  Each Employee or Director of the Company or any Subsidiary who is granted an Award in accordance with the terms of the Plan shall be a Participant in the Plan.  The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4        Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1        General.  Any Award under the Plan may be granted singularly or in combination with another Award or other Awards.  Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)         Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)         Restricted Stock Awards.  A Restricted Stock Award means a grant of a share of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)         Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash.

(d)        Performance Awards. A Performance Award means Restricted Stock or Restricted Stock Units that will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.

Section 2.2        Stock Options.

(a)        Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option and the Exercise Price; (iii) specify the vesting period or conditions to vesting; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe.

(b)        Terms and Conditions. A Stock Option shall be exercisable in accordance with its terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder).  The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)       Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.

Section 2.3        Restricted Stock.

(a)        Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Pioneer Bancorp, Inc. dated [Date], made pursuant to the terms of the Pioneer Bancorp, Inc. 2020 Equity Incentive Plan, copies of which are on file at the executive offices of Pioneer Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of the Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)        Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)        Dividends. Unless the Committee determines otherwise, cash dividends or distributions, if any, declared with respect to shares of Stock subject to a Restricted Stock Award shall be retained by the Company and only distributed to a Participant within thirty (30) days after the vesting date of the underlying Restricted Stock Award. If the underlying Stock does not vest, the dividends held by the Company with respect to such Stock shall be forfeited by the Participant. No dividends shall be paid with respect to a Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid to the Participant during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.

(ii)        Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies its determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and the voting rights shall be exercised by the Participant in his discretion.

(iii)        Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

(iv)       The Committee may, in connection with the grant of Restricted Stock Awards, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4         Restricted Stock Units.

(a)        Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the Restriction Period and the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; (iv) the effect of a Participant’s termination of employment or Service; and (v) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services.

(b)       Terms and Conditions.  Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)        The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

(ii)        The Committee may, in connection with the grant of Restricted Stock Units, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)      Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)        A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares or cash subject to the Restricted Stock Unit are distributed to the Participant.

Section 2.5        Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award may be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures.

(a)       Performance Measures.  Performance measures may be based on any one or more of the following:

(i)	book value or tangible book value per share;

(ii)	basic earnings per share;

(iii)	basic cash earnings per share;

(iv)	diluted earnings per share;

(v)	diluted cash earnings per share;

(vi)	return on equity;

(vii)	net income or net income before taxes;

(viii)	cash earnings;

(ix)	net interest income;

(x)	non-interest income;

(xi)	non-interest expense to average assets ratio;

(xii)	cash general and administrative expense to average assets ratio;

(xiii)	efficiency ratio;

(xiv)	cash efficiency ratio;

(xv)	return on average assets;

(xvi)	cash return on average assets;

(xvii)	return on average stockholders’ equity;

(xviii)	cash return on average stockholders’ equity;

(xix)	return on average tangible stockholders’ equity;

(xx)	cash return on average tangible stockholders’ equity;

(xxi)	core earnings;

(xxii)	operating income;

(xxiii)	operating efficiency ratio;

(xxiv)	net interest rate margin or net interest rate spread;

(xxv)	growth in assets, loans, or deposits;

(xxvi)	loan production volume;

(xxvii)	non-performing loans;

(xxviii)	total stockholder return;

(xxix)	cash flow;

(xxx)    strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxxi)	any other measure(s) determined by the Committee; or

(xxxii)	any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the Award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)       Adjustments. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or Subsidiary or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.6       Vesting of Awards. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated due to death, Disability or Involuntary Termination following a Change in Control. Notwithstanding the foregoing sentence, Awards under the Plan shall not vest more rapidly than in equal installments over a period of one (1) year, unless accelerated due to death, Disability or Involuntary Termination following a Change in Control. If the right to become vested in an Award (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Plan, the Committee (subject to the limitations set forth in this Section) or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control).

Section 2.7       Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.7 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.8       Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.      Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. The following provisions shall apply to each Award granted under this Plan:

(a)       Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)       In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)       Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one (1) year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one (1) year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)       Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e)       Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

Section 2.10    Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or Stock received upon exercise of a Stock Option for some period of time. The foregoing limitation shall not apply to the extent that an Award vests due to death, Disability or Involuntary Termination at or following a Change in Control, or to the extent that (i) a Participant directs the Company to withhold or the Company elects to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld or (ii) a Participant exercises a Stock Option by a net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 - Shares Subject to Plan

Section 3.1       Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2       Share Limitations.

(a)       Share Reserve. Unless otherwise restricted by the NYSDFS pursuant to 3 NYCRR Section 111.3(a) (which provides that shares of stock issued in a mutual holding company reorganization of a mutual savings bank may be reserved in an amount not to exceed: (1) 10% of the number of shares held by persons other than the mutual holding company to satisfy stockholder-approved stock option plans; and (2) 3% of the number of shares held by persons other than the mutual holding company to satisfy stockholder-approved restricted stock plans) and subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 1,782,068 shares of Stock, which represents no more than 6.86% of 25,977,679 shares issued in connection with the reorganization of the Bank into the “two-tiered” mutual holding company structure and the Company’s related minority stock issuance on July 17, 2019 (the “Reorganization”). The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 1,272,906 shares of Stock, which represents 4.9% of the number of shares issued in the Reorganization. The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 509,162 shares of Stock, which represents no more than 1.96% of the number of shares issued in the Reorganization. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)       Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3       Limitations on Grants to Individuals.

(a)       Employee Awards - Generally. In accordance with the requirements of the NYSDFS for equity plans adopted within three (3) years following the Bank’s Reorganization, Employee Participant Awards shall be limited as set forth in Section 86.4(h)(3) of the New York Codes, Rules and Regulations, such that no Employee Participant shall receive more than twenty-five percent (25%) of the aggregate Awards available under the Plan.

(b)       Director Awards - Generally. In accordance with the requirements of the NYSDFS for equity plans adopted within three (3) years following the Bank’s Reorganization, Directors Awards shall be limited as set forth in Section 86.4(h)(3) of the New York Codes, Rules and Regulations, as follows: non-employee Directors shall not receive, individually, more than five percent (5%) of the aggregate Awards available under the Plan and, in the aggregate, more than thirty percent (30%) of the aggregate Awards available under the Plan.

(c)       The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4       Corporate Transactions.

(a)       General. In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)       Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5       Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)       Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)       Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1       Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:

(a)       At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Stock Options, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

(b)      At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) of this Section 4.1.

(c)       In the event of a Change in Control, Performance Awards under the Plan shall vest pro-rata based on the portion of the performance period elapsed at the date of the Change in Control and at the actual level of the performance measures that have been achieved, however, if the performance measures are not reasonably determinable as of the date of the Change in Control, the performance measures will be assumed to have been achieved at “target”.

(d)       With respect to Awards other than Awards the vesting of which is subject to performance-based conditions, if the acquiring corporation fails to assume the Awards granted hereunder or to convert the Awards to awards for the acquiror’s stock options, restricted stock or restricted stock units, such Awards shall vest immediately upon the effective time of such Change in Control.

Section 4.2      Definition of Change in Control. For purposes of this Plan, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)       Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)      Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Sections 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)       Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)       Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

In addition, in no event shall a reorganization of Pioneer Bancorp, MHC (i.e., the mutual holding company), the Company and the Bank solely within its corporate structure or a second-step mutual-to-stock conversion constitute a Change in Control for purposes of the Plan.

ARTICLE 5 - COMMITTEE

Section 5.1      Administration.  The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2       Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)        the Committee will have the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.17), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and, except with respect to:

(i)        outstanding unvested Awards on the date of a Change in Control (which are subject to vesting in accordance with Section 4.1) or

(ii)       any Award within the first year after grant, or in violation of any minimum vesting requirements set forth in Section 2.6 hereof,

to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that the extension is consistent with Code Section 409A.

(b)       The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)       The Committee will have the authority to define terms not otherwise defined herein.

(d)       In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(e)       The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3       Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a)  delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4       Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5       Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1       General.   The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.7, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award prior to the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2       Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1       No Implied Rights.

(a)       No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)       No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)       No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2       Transferability.  Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Section 7.3       Designation of Beneficiaries.  A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4       Non-Exclusivity.  Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5      Eligibility for Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6       Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7       Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee or specified in an Award Agreement and, in either case, no adverse accounting consequences are triggered under FASB ASC Topic 718 or its successor and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity, a Participant shall have the ability to direct the Company to satisfy up to his or her highest marginal tax rate of required federal, state and local tax withholding by, (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total maximum amount of tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the maximum amount of tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award up to the Participant’s highest marginal tax rate.

Section 7.8       Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.9       Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10     Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11    No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12    Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13   Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14     Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16     Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)       in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)       in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)       in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.

Section 7.16     Forfeiture Events.

(a)       The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)       If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002. In addition, Awards granted hereunder are subject to any clawback policy that may be adopted by the Board of Directors, from time to time, whether pursuant to the provisions of Section 954 of the Dodd Frank Act, implementing regulations thereunder, or otherwise.

Section 7.17     Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.18     Regulatory Requirements. The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1       In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)       “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)       “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)       “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to the Participant. Any document is referred to as an Award Agreement, regardless of whether a Participant’s signature is required.

(d)       “Board of Directors” means the Board of Directors of the Company.

(e)       If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)       “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)       “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)       “Director” means a member of the Board of Directors or the board of directors of a Subsidiary.

(i)       If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

(j)       “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(k)       “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(l)        “Employee” means any person employed by the Company or a Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(m)       “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(n)       “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o)       “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(p)       “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

(q)        A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)       a material diminution in Participant’s base compensation;

(ii)       a material diminution in Participant’s authority, duties or responsibilities;

(iii)      a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the effective date of this Plan; or

(iv)       in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(r)       “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(s)       “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(t)       “Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).

(u)       “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee does not satisfy the requirements of Section 422 of the Code.

(v)       “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(w)       “Performance Award” has the meaning ascribed to it in Sections 2.1(d).

(x)       “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b).

(y)       “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c).

(z)       “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(aa)       “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such board(s) of directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.

(bb)       “SEC” means the United States Securities and Exchange Commission.

(cc)       “Securities Act” means the Securities Act of 1933, as amended from time to time.

(dd)       “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(ee)       “Stock” means the common stock of the Company, $0.01 par value per share.

(ff)       “Stock Option” has the meaning ascribed to it in Section 2.1(a).

(gg)       “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(hh)       “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)       The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)       The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)       If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)       Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)       With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ii)       “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2       In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)       actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)       references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)       in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)       references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)       indications of time of day mean Eastern Time;

(f)       “including” means “including, but not limited to”;

(g)       all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)       all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;

(i)       the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)       any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)       all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

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PIONEER BANCORP, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Local Time, on May 17, 2021.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/pioneerbanking/2020

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

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PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

1. Election of Directors
   (1) Stacey Hengsterman
   (2) Dr. James K. Reed
   (3) Edward Reinfurt

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

This Proxy is Solicited On Behalf Of The Board Of Directors

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**, 2021.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

The 2020 Proxy Statement and the 2020 Annual Report to Stockholders are available at: https://www.cstproxy.com/pioneerbanking/2020

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PIONEER BANCORP, INC.

The undersigned appoints Frank C. Sarratori and Patrick J. Hughes, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Pioneer Bancorp, Inc. held of record by the undersigned at the close of business on March 22, 2021 at the Annual Meeting of Stockholders of Pioneer Bancorp, Inc. to be held on May 18, 2021, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)